SUPPLEMENT TO THE PROSPECTUS
                                       of
                        KEYSTONE QUALITY BOND FUND (B-1)
                                  (the "Fund")
                                      Dated
                                February 28, 1997


     The section of the prospectus entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to read as follows:


     Christopher P. Conkey is the Portfolio Manager of the Fund. He is Chief Investment Officer of Fixed Income and Head of the High Grade Bond Team for Keystone. Mr. Conkey, who joined Keystone in 1988, manages a variety of high quality bond funds. He is a member of Keystone's Investment Policy Committee and is responsible for directing the strategy creation process for all high grade products. Mr. Conkey has 14 years of investment experience.


June 17, 1997